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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John A. Blanchard III, Paul H. Bristow and Steven F. Coleman, and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign a Registration Statement on Form S-4 relating to the registration of shares of common stock of eFunds in connection with an exchange offer to be conducted by Deluxe Corporation and any and all amendments thereto (including post-effective amendments) (or any other registration statement for the same offering that is effective upon filing pursuant to Rule 462(b) under the Securities Act of 1933) and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully and to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that each of said attorneys-in-fact and agents, or his or her substitute or substitutes, may do or cause to be done by virtue hereof.


/s/ John A. Blanchard III                    /s/ John H. LeFevre
--------------------------------             --------------------------------
John A. Blanchard III                        John H. LeFevre


/s/ John J. (Jack) Boyle III                 /s/ Lois M. Martin
--------------------------------             --------------------------------
John J. (Jack) Boyle III                     Lois M. Martin


/s/ Jack Robinson                            /s/ Lawrence J. Mosner
--------------------------------             --------------------------------
Jack Robinson                                Lawrence J. Mosner


/s/ Hakim A. Tyabji                          /s/ Paul Bristow
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Hakim A. Tyabji                              Paul Bristow